Exhibit 10.108

INVESTVIEW, INC.

FOURTH AMENDMENT TO

AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

This Fourth Amendment (this “Amendment”) to that certain Amended and Restated Securities Purchase Agreement dated as of November 9, 2020 (as amended, the “Purchase Agreement”) by and between Investview, Inc., a Nevada corporation (the “Company”), DBR Capital, LLC, a Pennsylvania limited liability company (the “Purchaser”) and, solely for the purposes of Section 3.06 and the other sections expressly referenced therein, Joseph Cammarata, as previously amended by that certain First Amendment dated as of March 22, 2021, by that certain Second Amendment dated as of May 27, 2021, and by that certain Third Amendment dated as of November 16, 2021, is made as of August 12, 2022 by and between the Company and the Investor.

RECITALS

WHEREAS, capitalized terms used but not defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

WHEREAS, the Company and the Investor each desire to amend the SPA pursuant to Section 12.01 of the SPA and to accept the rights and obligations created pursuant hereto.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and the other consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1.1 Section 3.04 and Section 3.05 shall each be deemed amended to replace each occurrence of “December 31, 2022” with “December 31, 2024.”

1.2 Except as expressly modified by this Amendment, the Purchase Agreement shall remain unmodified and in full force and effect.

1.3 Sections 12.01, 12.02, 12.03, 12.05, 12.06, 12.08, 12.10, 12.11, and 12.12 of the Purchase Agreement shall be deemed incorporated by reference to this Amendment as applied mutatis mutandis.

(signature page follows)

The parties are signing this Fourth Amendment to Amended and Restated Purchase Agreement as of the date stated in the introductory clause.

INVESTVIEW, INC.
a Nevada corporation

By:	/s/ Victor M. Oviedo
Name:	Victor M. Oviedo
Title:	Chief Executive Officer

(Signature page to Fourth Amendment to Amended and Restated Purchase Agreement)

The parties are signing this Fourth Amendment to Amended and Restated Purchase Agreement as of the date stated in the introductory clause.

PURCHASER

DBR CAPITAL, LLC

By:	/s/ David B. Rothrock
Name:	David B. Rothrock
Title:	Managing Member Executive

(Signature page to Fourth Amendment to Amended and Restated Purchase Agreement)